UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   October 25, 2002

CBRL GROUP, INC.

Tennessee

0-25225

        62-1749513

(State or Other Jurisdiction

       (Commission File Number)

    (I.R.S. Employer

      of Incorporation)

               Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

 (615) 444-5533

#

Item 7.  Financial Statements and Exhibits.

(a)

Financial Statements.  None.

(b)

Pro Forma Financial Information.  None.

(c)

Exhibits.

99

Press Release dated October 25, 2002.

Item 9.  Regulation FD Disclosure.

On October 25, 2002, CBRL Group, Inc. issued the press release that is attached as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to the Company’s filing of the required CEO and CFO certifications under both SEC Order 4-460 and under the Sarbanes-Oxley Act of 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 25, 2002

CBRL GROUP, INC.

By: /s/James F. Blackstock

Name: James F. Blackstock

Title:

Senior Vice President, General

Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99	Press Release dated October 25, 2002.

EXHIBIT 99

CBRL GROUP, INC. EXECUTIVE OFFICERS DELIVER SEC ORDER 4-460 STATEMENTS TO THE SECURITIES AND EXCHANGE COMMISSION

LEBANON, Tenn.  (October 25, 2002) – CBRL Group, Inc. (Nasdaq: CBRL) today announced that in connection with its filing of its Annual Report on Form 10-K, the Company’s principal executive officer and its principal financial officer have delivered their written statements to the Securities and Exchange Commission pursuant to the Commission’s June 27, 2002 Order 4-460. The statements were submitted in the exact form prescribed by the Commission and declared that to the best of each officer’s knowledge, no covered report contained an untrue statement of a material fact and no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the applicable dates specified in the statements.  Copies of those statements were also filed today with the Commission as exhibits to the Company’s Form 8-K.  The Company also announced that its Form 10-K contained those same officers’ certifications that are required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, including the certification that the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 461 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 89 company-operated and 12 franchised Logan’s Roadhouse restaurants in 17 states.